UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2015

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on July 31, 2015 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of November 11, 2014 (the “Merger Agreement”), by and between BB&T Corporation, a North Carolina corporation (“BB&T”), and Susquehanna Bancshares, Inc., a Pennsylvania corporation (“Susquehanna”), with the merger of Susquehanna with and into BB&T, with BB&T as the surviving entity, being effective on August 1, 2015.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 1, 2015, pursuant to the Merger Agreement, Susquehanna was merged into BB&T, with BB&T as the surviving entity (the “Merger”). Immediately following the Merger, Susquehanna Bank, a Pennsylvania commercial bank and trust company that was wholly owned by Susquehanna, was merged into Branch Banking and Trust Company, a North Carolina bank wholly owned by BB&T, with Branch Banking and Trust Company as the surviving entity.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of Susquehanna’s common stock (other than shares held by BB&T or Susquehanna (with limited exceptions), shares held in treasury by Susquehanna and shares in respect of Susquehanna restricted stock awards or restricted stock unit awards) became entitled to receive, for each share of Susquehanna common stock, 0.253 shares (the “Exchange Ratio”) of BB&T common stock and $4.05 in cash (collectively, the “Merger Consideration”).

At the Effective Time, each option granted by Susquehanna to purchase shares of Susquehanna common stock fully vested and was converted into an option to purchase BB&T common stock on the same terms and conditions as were applicable prior to the Merger, subject to adjustment of the exercise price and the number of shares of BB&T common stock issuable upon exercise of such option based on the sum of (a) the Exchange Ratio and (b) $4.05 divided by $40.57, the average closing price of BB&T common stock on the New York Stock Exchange for the five trading days ending the day prior to the Closing Date. At the Effective Time, each Susquehanna restricted stock award and restricted stock unit award fully vested (with any applicable profit trigger deemed satisfied and the number of performance-based restricted stock unit awards earned based on the greater of actual performance and target) and were converted into the right to receive an amount in cash equal to the product of (a) the number of shares of Susquehanna common stock underlying such award multiplied by (b) the sum of $4.05 plus the product of the Exchange Ratio multiplied by $40.57, the average closing price of BB&T common stock on the New York Stock Exchange for the five trading days ending the day prior to the Closing Date.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 of Susquehanna’s Current Report on Form 8-K filed on November 17, 2014 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, Susquehanna no longer fulfills the listing requirements of the NASDAQ Stock Market (the “NASDAQ”). On July 31, 2015, Susquehanna notified the NASDAQ that the transaction had closed and requested that the NASDAQ (i) suspend trading of Susquehanna’s common stock on the NASDAQ, (ii) withdraw Susquehanna’s common stock from listing on the NASDAQ following the close of trading on July 31, 2015, and (iii) file with the SEC a notification of delisting of Susquehanna’s common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, Susquehanna’s common stock will no longer be listed on the NASDAQ.

Additionally, Susquehanna intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Company’s common stock under Section 12(g) of the Exchange Act and the suspension of Susquehanna’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, (i) each outstanding share of Susquehanna’s common stock (other than shares held by BB&T or Susquehanna (with limited exceptions), shares held in treasury by Susquehanna and shares in respect of Susquehanna restricted stock awards or restricted stock unit awards) was converted into the right to receive the Merger Consideration, (ii) each Susquehanna stock option fully vested and was converted into an option to purchase BB&T common stock and (iii) each Susquehanna restricted stock award and restricted stock unit award fully vested and was converted into the right to receive the amount of cash specified in the Merger Agreement.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On August 1, 2015, Susquehanna was merged with and into BB&T pursuant to the Merger Agreement, with BB&T as the surviving entity.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective upon the consummation of the Merger, Susquehanna’s directors and executive officers ceased serving as directors and executive officers of Susquehanna. At the Effective Time, William J. Reuter, the former Chairman and Chief Executive Officer of Susquehanna, and Christine Sears, a former director of Susquehanna, were appointed as directors of BB&T.

(e) On July 31, 2015, the Employment Agreement, dated December 20, 2013 and effective as of January 6, 2014, between Susquehanna and Kevin J. Burns (“Burns Employment Agreement”) and the Employment Agreement, dated June 6, 2012, between Susquehanna and Michael W. Harrington (together with the Burns Employment Agreement, the “Employment Agreements”), were each amended to provide that, in the event of a Change in Control (as defined the Employment Agreements), (i) the geographic scope for the non-competition restrictions will be based on the offices of Susquehanna and its affiliates immediately prior to such Change in Control and will not extend to any successor of Susquehanna following such Change in Control, and (ii) the duration of the non-competition restrictions will be eighteen (18) months.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of Susquehanna ceased to be in effect by operation of law and the organizational documents of BB&T (as successor to Susquehanna by operation of law) remained the Articles of Incorporation and Bylaws of BB&T, consistent with the terms of the Merger Agreement. A copy of the Articles of Incorporation and Bylaws of BB&T are filed as Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION, as successor to
Susquehanna Bancshares, Inc.

Date: August 3, 2015	By:	/s/ Cynthia B. Powell
		Name:	Cynthia B. Powell
		Title:	Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated November 11, 2014, between BB&T Corporation and Susquehanna Bancshares, Inc. (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Susquehanna Bancshares, Inc. on November 17, 2014).

3.1	Articles of Incorporation of BB&T Corporation, as amended and restated April 30, 2014 (incorporated herein by reference to Exhibit 3(i) of the Current Report on Form 8-K, filed by BB&T Corporation on May 2, 2014).

3.2	Bylaws of BB&T Corporation, as amended and restated December 17, 2013 (incorporated herein by reference to Exhibit 3(ii) of the Current Report on Form 8-K, filed by BB&T Corporation on December 19, 2013).